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                                                                    EXHIBIT 23.2

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of S3 Incorporated on Form S-8 of our report dated January 23, 1998 on the consolidated financial statements for the years ended December 31, 1997 and 1996 appearing in the Annual Report on Form 10-K of S3 Incorporated for the year ended December 31, 1998.



                                           /s/ DELOITTE & TOUCHE LLP
                                          ------------------------------
                                               Deloitte & Touche LLP

San Jose, California
September 28, 1999